NEWS RELEASE
                                                 FOR RELEASE IMMEDIATELY
                                                 Contact:  Paul Frenkiel, CFO
                                                 (215) 735-4422  ext. 255


                          REPUBLIC FIRST BANCORP, INC.
                     REPORTS 46% INCREASE IN SECOND QUARTER
                    EARNINGS and ANNOUNCES 10% STOCK DIVIDEND
                    -----------------------------------------

         Philadelphia, PA, July 20, 2004 - Republic First Bancorp, Inc. (NASDAQ:FRBK), (the "Company") the holding company for Republic First Bank (PA) and First Bank of Delaware (DE), today reported second quarter 2004 earnings of $1.7 million compared to $1.2 million for the prior year period, an increase of 46%. Year to date earnings increased to $3.2 million in 2004, compared to $2.4 million, an increase of 31%. Diluted earnings per share for second quarter 2004, increased to $0.24, from $0.17 in the prior year, an increase of 41%. Year to date diluted earnings per share increased to $0.46 compared to $0.37 in the prior year, an increase of 24%. The improvement in 2004 earnings reflected commercial loan and core deposit growth, increases in non-interest income and lower loan loss provisions. Average commercial and construction loans grew 20% in second quarter 2004 compared to the comparable prior year period. Average core deposits in those periods grew by approximately 11%.

         The Company also announced a 10% stock dividend to shareholders of record as of August 5, 2004 payable as of August 24, 2004. Share and per share information has not been restated for this dividend. Chairman Harry Madonna stated, "This stock dividend reflects continuing improvements in earnings and other measures of financial performance, and the sustained double-digit growth in core businesses. We will continue to focus on our carefully selected niche lines of business, each of which continues to meet or exceed our current year's budget projections. We look forward to making continued progress, and further increasing shareholder value."

         Total shareholders' equity stood at $59.5 million with a book value per share of $9.02 at June 30, 2004, based on outstanding common shares of approximately 6.6 million. As of that date, the Company continued to be well capitalized.

         Republic First Bank (PA) and First Bank of Delaware (DE) are full-service, state-chartered commercial banks, whose deposits are insured by the Federal Deposit Insurance Corporation (FDIC). The Banks provide diversified financial products through their twelve offices located in Abington, Ardmore, Bala Cynwyd, East Norriton, and Philadelphia, Pennsylvania and Wilmington, Delaware.

         The Company may from time to time make written or oral "forward-looking statements", including statements contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.



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 Republic First Bancorp, Inc.
 Condensed Income Statement
 (Dollar amounts in thousands
     except per share data)
                                                   Three Months Ended                               Six Months Ended
                                                        June 30,                                        June 30,
                                              2004                    2003                     2004                      2003
                                    --------------------------------------------      ----------------------------------------------
 Net Interest Income                           $ 4,607                  $ 8,293                   $ 9,928                  $ 17,393
 Provision for Loan Losses                          62                    2,286                       873                     5,698
 Other Income                                    2,830                      497                     5,577                     1,392
 Other Expenses                                  4,827                    4,770                     9,807                     9,376
 Income Taxes                                      865                      583                   $ 1,631                   $ 1,267
                                    -------------------       ------------------      --------------------      --------------------
 Net Income                                    $ 1,683                  $ 1,151                   $ 3,194                   $ 2,444
                                    ===================       ==================      ====================      ====================

 Basic EPS                                      $ 0.26                   $ 0.18                    $ 0.49                    $ 0.38
                                    -------------------       ------------------      --------------------      --------------------
 Diluted EPS                                    $ 0.24                   $ 0.17                    $ 0.46                    $ 0.37
                                    -------------------       ------------------      --------------------      --------------------

 Republic First Bancorp, Inc.
 Condensed Balance Sheet
 (Dollar amounts in thousands)

 Assets                                                     June 30                                           June 30
                                                             2004                                               2003
                                                      -------------------                               --------------------

 Federal Funds Sold and Other Interest Bearing Cash            $  52,398                                          $  73,014
 Investment Securities                                            64,112                                             62,589
 Commercial and Other Loans                                      527,052                                            466,196
 Allowance for Loan Losses                                        (8,327)                                            (7,876)
 Other Assets                                                     52,824                                             64,963
                                                      -------------------                               --------------------

 Total Assets                                                  $ 688,059                                          $ 658,886
                                                      ===================                               ====================

 Liabilities and Shareholders' Equity:
 Transaction Accounts                                          $ 304,613                                          $ 276,553
 Time Deposit Accounts                                           180,268                                            186,364
 FHLB Advances and Trust Preferred Securities                    131,186                                            131,000
 Other Liabilities                                                12,522                                             11,008
 Shareholders' Equity                                             59,470                                             53,961
                                                      -------------------                               --------------------
 Total Liabilities and Shareholders' Equity                    $ 688,059                                          $ 658,886
                                                      ===================                               ====================




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

                                                            At or For the
                                                          Three Months Ended
                                       ---------------------------------------------------
                                             June 30,                     June 30,
Financial Data:                                2004                         2003
                                       ---------------------        ----------------------
Return on average assets                       0.98      %                   0.69      %

Return on average equity                      11.47      %                   8.58      %

Share information:

Book value per share                          $9.02                         $8.31

Shares o/s at period end                              6,583,238                      6,492,000

Average diluted shares o/s                            6,874,585                      6,771,000


                                                            At or For the
                                                          Six Months Ended
                                        ---------------------------------------------------
                                              June 30                       June 30
Financial Data:                                 2004                         2003
                                        ---------------------        ----------------------

Return on average assets                        0.92     %                   0.74      %

Return on average equity                       11.03     %                   9.26      %





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

Republic First Bancorp, Inc.
Press release 6/30/04
(Dollars in thousands except per share data)

Credit Quality Ratios:
                                                 Jun. 30                   Dec 31,                  Jun. 30
                                                  2004                      2003                      2003
                                            ------------------      ----------------------      -----------------

Non-accrual and loans accruing,
but past due 90 days or more                          $ 7,263                     $ 8,611                $ 8,268

Restructured loans                                          -                           -                      -
                                            ------------------      ----------------------      -----------------

Total non-performing loans                              7,263                       8,611                  8,268

OREO                                                      207                         207                  1,015
                                            ------------------      ----------------------      -----------------

Total non-performing assets                           $ 7,470                     $ 8,818                $ 9,283
                                            ==================      ======================      =================

Non-performing loans as
a percentage of total loans                              1.38%                       1.76%                  1.77%

Non-performing assets as
a percentage of total assets                             1.08%                       1.35%                  1.41%

Allowance for loan losses
to total loans                                           1.58%                       1.78%                  1.68%

Allowance for loan losses
to total non-performing loans                          114.65%                     101.00%                 94.96%




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(Dollars in thousands )

                                                                Quarter-to-Date
                                                             Average Balance Sheet
                                                   ------------------------------------------

                                           Three months ended                             Three months ended
                                              June 30, 2004                                  June 30, 2003
                                    ------------------------------------           ----------------------------------

                                                               Average                                     Average
Interest-Earning Assets:            Average                    Yield/              Average                 Yield/
                                    Balance        Interest    Cost                Balance      Interest   Cost
                                    ------------   ---------   ---------           ----------   ---------  ----------

Commercial and other loans            $ 516,087     $ 7,861        6.09 %          $ 463,733     $11,543        9.98 %

Investment securities                    65,764         526        3.20               67,323         746        4.44

Federal funds sold                       56,344         148        1.05               84,876         264        1.25
                                    ------------   ---------   ---------           ----------   ---------  ----------

Total interest-earning assets           638,195       8,535        5.35              615,932      12,553        8.17

Other assets                             48,352                                       46,782

Total assets                          $ 686,547     $ 8,535                        $ 662,714     $12,553
                                    ============   =========                       ==========   =========

Interest-bearing liabilities:


Interest-bearing deposits             $ 381,758     $ 1,893        2.00 %          $ 393,198     $ 2,212        2.26 %

Borrowed funds                          131,000       2,035        6.21              131,033       2,048        6.27
                                    ------------   ---------   ---------           ----------   ---------  ----------


Other liabilities                       512,758       3,928        3.06              524,231       4,260        3.26
                                    ------------   ---------   ---------           ----------   ---------  ----------

Non-interest and
interest-bearing funding                608,984       3,928        2.60              596,167       4,260        2.87


Other liabilities:                       18,869                                       12,876
                                    ------------                                   ----------

Total liabilities                       627,853                                      609,043
                                    ------------                                   ----------

Shareholder's equity                     58,694                                       53,671

Total liabilities &
shareholder's equity                  $ 686,547                                    $ 662,714
                                    ============                                   ==========

Net interest income                                 $ 4,607                                      $ 8,293
                                                   =========                                    =========

Interest rate spread                                               2.75 %                                       5.31 %
                                                               =========                                   ==========

Net interest margin                                                2.89 %                                       5.40 %
                                                               =========                                   ==========



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
Attachment #5

Republic First Bancorp, Inc.
Press release 6/30/04
(Dollars in thousands)
                                                                    Year to Date
                                                               Average Balance Sheet
                                                   ------------------------------------------

                                           Three months ended                             Three months ended
                                              June 30, 2004                                  June 30, 2003
                                    ------------------------------------           ----------------------------------

                                                               Average                                     Average
Interest-Earning Assets:            Average                    Yield/              Average                 Yield/
                                    Balance        Interest    Cost                Balance      Interest   Cost
                                    ------------   ---------   ---------           ----------   ---------  ----------


Commercial and Other Loans           $ 507,254      $ 16,343      6.44 %         $ 474,606   $23,876          10.14 %

Investment securities                   67,682         1,127      3.33              76,158     1,745           4.58

Federal funds sold                      68,668           363      1.06              76,512       492           1.30
                                    -----------  ------------  --------        ------------  --------       --------

Total interest-earning assets          643,604        17,833      5.54             627,276    26,113           8.39

Non-interest-earning assets             48,462                                      40,469

Total Assets                         $ 692,066      $ 17,833                     $ 667,745   $26,113
                                    ===========  ============                  ============  ========

Interest-bearing liabilities:

Interest-bearing deposits            $ 392,949       $ 3,828      1.95 %         $ 395,898   $ 4,631           2.36 %

Borrowed funds                         132,041         4,077      6.18             132,959     4,089           6.20
                                    -----------  ------------  --------        ------------  --------       --------

Total interest-bearing
liabilities                            524,990         7,905      3.01             528,857     8,720           3.33
                                    -----------  ------------  --------        ------------  --------       --------

Cost of funds                          622,181         7,905      2.54             603,412     8,720           2.91

Non-interest-
bearing liabilities:                    12,156                                      11,105
                                    -----------                                ------------

Total liabilities                      634,337                                     614,517
                                    -----------                                ------------

Shareholder's Equity                    57,729                                      53,228

Total liabilities &
Shareholder's Equity                 $ 692,066                                   $ 667,745
                                    ===========                                ============

Net interest income                                  $ 9,928                                 $17,393
                                                 ============                                ========

Interest rate spread                                              3.00 %                                       5.47 %
                                                               ========                                     ========

Net interest margin                                               3.09 %                                       5.58 %
                                                               ========                                     ========



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